Exhibit 99.2

BKV CORPORATION ANNOUNCES PRICING OF PUBLIC OFFERING OF COMMON STOCK

December 1, 2025

DENVER--(BUSINESS WIRE)--BKV Corporation (“BKV”) (NYSE: BKV) today announced the pricing of its underwritten public offering of 6,000,000 shares of its common stock at a public offering price of $26.00 per share. The total gross proceeds of the offering, before deducting underwriters’ discounts and commissions and estimated offering fees and expenses, are $156.0 million. BKV has granted the underwriters a 30-day option to purchase up to an additional 900,000 shares from BKV at the public offering price, less underwriting discounts and commissions. The offering is expected to close on December 3, 2025, subject to customary closing conditions.

BKV intends to use the net proceeds from the offering, together with cash on hand, for the payment of the cash consideration of the purchase price in connection with BKV’s previously announced acquisition of a controlling interest in BKV-BPP Power, LLC (the “BKV-BPP Power Joint Venture Transaction”) and related expenses. Pending the closing of the BKV-BPP Power Joint Venture Transaction, or in the event the closing of the BKV BPP Joint Venture Transaction does not occur, BKV expects to use the proceeds of the offering for general corporate purposes. The completion of the offering is not contingent on the consummation of the BKV-BPP Power Joint Venture Transaction, and the BKV-BPP Power Joint Venture Transaction is not contingent on the completion of the offering.

Citigroup, Barclays and Mizuho are acting as joint book-running managers for the offering. RBC Capital Markets, Evercore ISI and Jefferies are also acting as joint book-running managers for the offering. Citizens Capital Markets, KeyBanc Capital Markets, Pickering Energy Partners and CIBC Capital Markets are acting as co-managers for the offering.

A shelf registration statement (including a prospectus) relating to the offering has been filed with the Securities and Exchange Commission (the “SEC”) and has become effective. When available, copies of the preliminary prospectus supplement, prospectus supplement and accompanying base prospectus relating to the offering may be obtained free of charge on the SEC’s website at www.sec.gov or by sending a request to: Citigroup, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 (Tel: 800-831-9146), Barclays, by mail to Barclays Capital Inc. c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, by email at Barclaysprospectus@broadridge.com, or by phone at (888) 603-5847, or Mizuho, by mail to Mizuho Securities USA LLC, 1271 Avenue of the Americas, 3rd Floor, New York, NY 10020, Attention: Equity Capital Markets, by email at US-ECM@MizuhoGroup.com, or by telephone at +1 (212) 205-7600.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The offering is being made only by means of a prospectus and related prospectus supplement meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

About BKV Corporation

Headquartered in Denver, Colorado, BKV Corporation is a forward-thinking, growth-driven energy company focused on creating value for its stockholders. BKV’s core business is to produce natural gas from its owned and operated upstream assets. BKV’s overall business is organized into four business lines: natural gas production; natural gas gathering, processing and transportation; power generation; and carbon capture, utilization and sequestration. BKV (and its predecessor entity) was founded in 2015, and BKV and its employees are committed to building a different kind of energy company. BKV is one of the top 20 gas-weighted natural gas producers in the United States and the largest natural gas producer by gross operated volume in the Barnett Shale. BKV Corporation is the parent company for the BKV family of companies.

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of the federal securities laws, including statements regarding the consummation of the offering and the expected use of proceeds therefrom and the consummation and timing of the BKV-BPP Power Joint Venture Transaction. Forward-looking statements, which are not historical facts, include statements regarding BKV’s strategy, future operations, prospects, plans and objectives of management and often contain words such as “expect,” “project,” “estimate,” “believe,” “anticipate,” “intend,” “budget,” “plan,” “seek,” “envision,” “forecast,” “target,” “predict,” “may,” “should,” “would,” “could,” “will,” the negative of these terms and similar expressions, which are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such forward-looking statements include, but are not limited to, statements about the consummation and timing of the BKV-BPP Power Joint Venture Transaction, the anticipated benefits, opportunities and results with respect to the BKV-BPP Power Joint Venture Transaction and our acquisition of 100% of the equity interests of Bedrock Production, LLC (the “Bedrock Acquisition”), including any expected value creation from the BKV-BPP Power Joint Venture Transaction or the Bedrock Acquisition, and any reserves additions, midstream opportunities and other anticipated impacts from the Bedrock Acquisition, anticipated efficiencies, power plant reliability and strategic growth and power purchase agreement opportunities relating to the BKV-BPP Power Joint Venture Transaction, as well as guidance, projected or forecasted financial and operating results, future liquidity, leverage, results in certain basins, objectives, project timing, expectations and intentions, regulatory and governmental actions and other statements that are not historical facts. Forward-looking statements are based on management’s current expectations and assumptions. Although we believe our estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control and are difficult to predict. In addition, management’s assumptions about future events may prove to be inaccurate. As a result, actual results could differ materially from those indicated in these forward-looking statements. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements discussed in BKV’s filings with the SEC, including the risks and uncertainties addressed under the heading “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in BKV’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and in BKV’s other filings with the SEC. BKV undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this press release. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.

Additional Information and Where You Can Find It

This press release does not constitute a solicitation of any vote or approval with respect to the BKV-BPP Power Joint Venture Transaction or issuance of the stock consideration to Banpu Power US Corporation at the closing thereof. In connection with the BKV-BPP Power Joint Venture Transaction, BKV expects to file an information statement and other documents with the SEC. INVESTORS AND STOCKHOLDERS OF BKV ARE ADVISED TO CAREFULLY READ ANY INFORMATION STATEMENT AND ANY OTHER DOCUMENTS THAT HAVE BEEN FILED OR MAY BE FILED WITH THE SEC (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BKV-BPP POWER JOINT VENTURE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. The definitive information statement, when available, will be sent to BKV’s stockholders of record as of November 4, 2025. Investors and stockholders may obtain a free copy of such documents and other relevant documents (if and when available) filed by BKV with the SEC from the SEC’s website at www.sec.gov. Stockholders and other interested parties will also be able to obtain, without charge, a copy of such documents and other relevant documents (if and when available) from BKV’s website at www.BKV.com under the “Investors” tab under the heading “SEC Filings” under the “Financial Info” sub-tab.

Participants in the Solicitation

BKV and its directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of consents in respect of the BKV-BPP Power Joint Venture Transaction. Information about BKV’s directors and executive officers is set forth in BKV’s proxy statement relating to its 2025 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2025. Other information regarding the participants in the consent solicitation and the interests of such persons, which may be different than those of BKV’s stockholders generally, will be contained in the information statement and other relevant materials to be filed with the SEC regarding the BKV-BPP Power Joint Venture Transaction when they become available.

Investor Contacts

Michael Hall

BKV Corporation

Vice President, Investor Relations

Caldwell Bailey

ICR, Inc.

BKVIR@icrinc.com